UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 1, 2010
Date of Report (Date of earliest event reported)

Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices)(Zip Code)

(484) 583-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On September 1, 2010, Mark E. Konen, President, Insurance and Retirement Solutions, adopted a stock trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The 10b5-1 plan provides for the sale of up to 11,000 shares of common stock of the Company in various amounts and at prices ranging from $30 to $38 per share beginning on October 1, 2010 and ending September 30, 2011, unless the plan is terminated prior to that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By           /s/ Frederick J. Crawford
Name:     Frederick J. Crawford
Title:       Executive Vice President and
Chief Financial Officer

Date:  September 3, 2010